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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                                 APRIL 3, 2000

                            3TEC ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

DELAWARE                            0-21702              76-0624573
(State or other jurisdiction        (Commission File     (IRS Employer
of incorporation)                   Number)              Identification No.)

         Two Shell Plaza, 777 Walker, Suite 2400,  Houston, Texas 77002
             (Address of principal executive offices and zip code)

                                 (713) 821-7100
               Registrant's telephone number, including area code

ITEM 5 - OTHER EVENTS

     3TEC Energy Corporation ("3TEC") announced today that the annual meeting of its shareholders will be held May 24, 2000 at 10:00 a.m., at a location to be announced in 3TEC's proxy statement that will be sent to shareholders. Pursuant to the bylaws of 3TEC, shareholder proposals must be received by the Secretary of 3TEC, Stephen W. Herod, at the principal executive office of 3TEC, no later than April 13, 2000 in order to be considered at the annual meeting.

     The April 3, 2000 press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBIT

Exhibits.  The following exhibit is filed herewith:

  99.1     Press Release issued by the Registrant on April 3, 2000
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                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         3TEC Energy Corporation
                         (Registrant)

Date: April 3, 2000           By: /s/ Stephen W. Herod
                                 ---------------------------------------------
                                      Stephen W. Herod
                                      Executive Vice President and Chief
                                      Financial Officer



                               INDEX TO EXHIBITS

 99.1   Press Release dated April 3, 2000.